UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2008

Broadwind Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

47 East Chicago Avenue, Suite 332

Naperville, Illinois 60540

(Address of Principal Executive Offices and Zip Code)

(630) 637-8465

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2008, at the 2008 Annual Meeting of Stockholders, the stockholders of Broadwind Energy, Inc. (the “Company”) approved the Broadwind Energy, Inc. 2007 Equity Incentive Plan (the “Plan”). The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to certain employees, officers, directors, consultants and advisors designated by the Company’s Board of Directors or by the Compensation Committee of the Board, which has been appointed by the Board to administer the Plan.

The purpose of the Plan is to promote the success of the Company and its affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its affiliates will depend to a large degree.  The maximum number of shares which may be issued under the Plan, subject to adjustments in certain circumstances, is 3,500,000 shares of common stock.

The foregoing summary of the material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which was previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007, and is incorporated herein by reference.

Item 8.01                                  Other Events

On June 25, 2008, the Company issued a press release announcing the results of its 2008 Annual Meeting of Stockholders.  In addition to approving the 2007 Equity Incentive Plan, the Company’s stockholders elected six incumbent director nominees to the Company’s Board of Directors for one year terms, approved the reincorporation of the Company from the State of Nevada to the State of Delaware, approved an amendment to the Company’s Articles of Incorporation to increase the authorized number of common shares from 100,000,000 to 150,000,000, and ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2008.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                  Financial Statements and Exhibits.

(d)		Exhibits:
	10.1	2007 Equity Incentive Plan – incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007
	99.1	Press Release dated June 25, 2008, announcing results of 2008 Annual Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2008

BROADWIND ENERGY, INC.

/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

Broadwind Energy, Inc.

Form 8-K Current Report

Exhibit Number	Description
10.1	2007 Equity Incentive Plan – incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007
99.1	Press Release dated June 25, 2008, announcing results of 2008 Annual Meeting of Stockholders